EXHIBIT 10.1

M&T BANK

September 3, 2013

Mr. Daniel G. Keane

c/o Daroth Capital Advisors LLC

130 East 59th Street, 12th Floor

New York, New York, 10022

Amendment to Commitment Letter

Dear Dan:

Reference is hereby made to the Commitment Letter and the Exhibits attached thereto, dated as of April 5, 2013 (the "Commitment Letter"), from M&T Bank (the "Bank") to MOD-PAC Corp., a New York corporation (the "Target"), together with Mandan Acquisition Corp., a New York corporation ("Mandan" and together with Target, collectively, the "Borrower"). Capitalized terms used in this agreement (this “Amendment”) but not defined herein shall have the respective meanings assigned to such terms in the Commitment Letter.

Each of the undersigned hereby agrees that, from and after the date hereof, the Commitment Letter shall be amended as follows:

1.     Clause (iii) of the second to last paragraph on page 8 of the Commitment Letter is amended and restated in its entirety to read as follows:

"(iii) the loans have not closed on or before November 15, 2013 (the "Closing Date")."

By execution of this Amendment, the Bank hereby confirms its consent to the amendment to the Merger Agreement, dated as of September 3, 2013, substantially in the form attached hereto as "Exhibit A" (the "Merger Agreement Amendment") and hereby confirms its approval of the form and substance of the Merger Agreement, as amended by the Merger Agreement Amendment.

This Amendment to Commitment Letter may be executed in any number of counterparts, each of which when executed will be an original, and all of which, when taken together, will constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment to Commitment Letter by facsimile transmission or electronic transmission (in pdf format) will be effective as delivery of a manually executed counterpart hereof.

Very truly yours,

/s/ Michael J. Prendergast
Michael J. Prendergast
Vice President

Agreed and acknowledged as of the date first written above:

MANDAN ACQUISITION CORP.

By: /s/ Daniel G. Keane

       Daniel G. Keane

Exhibit A

FIRST AMENDMENT

Dated as of September 3, 2013

TO THE

AGREEMENT AND PLAN OF MERGER

Dated as of April 11, 2013,

by and among

ROSALIA CAPITAL LLC,

MANDAN ACQUISITION CORP.

and

MOD-PAC CORP.

FIRST AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER

THIS FIRST AMENDMENT, dated as of September 3, 2013 (this “Amendment”), to the AGREEMENT AND PLAN OF MERGER, dated as of April 11, 2013 (the “Merger Agreement”), is by and among Rosalia Capital LLC, a Delaware limited liability company, Mandan Acquisition Corp., a New York corporation, and Mod-Pac Corp., a New York corporation.

RECITALS:

WHEREAS, the parties to the Merger Agreement desire to enter into this Amendment to amend certain provisions of the Merger Agreement, as set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions herein contained, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, the parties hereby agree to as follows:

I. Merger Consideration. THE FIRST SENTENCE OF SECTION 1.07 OF THE MERGER AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

"At the Effective Time, by virtue of the Merger and without any action on the part of the Parties hereto or any holder of Company Stock, each share of Company Stock issued and outstanding immediately prior to the Merger (other than Excluded Shares and any Dissenting Shares) shall be converted into the right to receive $9.25 in cash, without interest (the "Merger Consideration")."

II.     Shareholder Approval. SECTION 3.21 OF THE MERGER AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

"This Agreement requires, as a condition to the Closing, (i) an affirmative vote of two-thirds of the aggregate voting power of the issued and outstanding shares of Company Stock, voting as a single class, approving the Merger and adopting this Agreement (the "Company Shareholder Approval") and (ii) an affirmative vote of the holders of a majority of the issued and outstanding shares of Company Stock (other than issued and outstanding shares of Company Stock beneficially owned by the Family Shareholders or any Affiliate or Associate of the Family Shareholders) approving the Merger and adopting this Agreement (the "Minority Approval"). Such favorable votes satisfy the shareholder approval requirements of the NYBCL, the Company's Constituent Documents and the rules and regulations of NASDAQ in order for the Company to validly perform its obligations under this Agreement, and there is no other vote of, or actions required by, the shareholders of the Company required under the NYBCL, the Company's Constituent Documents and the rules and regulations of NASDAQ in order for the Company to validly perform its obligations under this Agreement."

III.     Agreement. ALL REFERENCES TO "THIS AGREEMENT" SET FORTH IN THE MERGER AGREEMENT SHALL BE DEEMED TO BE REFERENCES TO THE MERGER AGREEMENT AS AMENDED BY THIS AMENDMENT.

IV.     Headings. THE HEADINGS SET FORTH IN THIS AMENDEMENT ARE FOR CONVENIENCE OF REFERENCE PURPOSES ONLY AND SHALL NOT AFFECT OR BE DEEMED TO AFFECT IN ANY WAY THE MEANING OR INTERPRETATION OF THIS AGREEMENT OR ANY TERM OR PROVISION HEREOF.

V.     No Other Amendments. EXCEPT AS EXPRESSLY PROVIDED IN THIS AMENDMENT, THE MERGER AGREEMENT REMAINS IN FULL FORCE AND EFFECT IN ACCORDANCE WITH ITS TERMS.

VI.     Miscellaneous. THE PROVISIONS OF ARTICLE VIII OF THE MERGER AGREEMENT SHALL APPLY TO THIS AMENDMENT mutatis mutandis.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective representatives as of the date first above written.

ROSALIA CAPITAL LLC

By:	/s/ Daniel G. Keane
Daniel G. Keane
President & Chief Executive Officer

MANDAN ACQUISITION CORP.

By:	/s/ Daniel G. Keane
Daniel G. Keane
President and Chief Executive Officer

MOD-PAC CORP.

By:	/s/ David B. Lupp
David B. Lupp
Chief Operating Officer and
Chief Financial Officer